[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment No. 10 to Wets Workflow Purchase Agreement and Dry Workflow Purchase Agreement

Amendment Number 10
to the Wets Workflow Purchase Agreement and Dry Workflow Purchase Agreement
Advanced Technology Materials, Inc. and Intermolecular

Advanced Technology Materials, Inc., with a principal place of business at 7 Commerce Drive, Danbury, CT 06810 (“ATMI”), and Intermolecular, Inc., with a principal place of business at 3011 North First Street, San Jose, California 95134 (“IMI”) entered into an Alliance Agreement effective Nov. 20, 2006, (“Alliance Agreement”), a Wets Workflow Purchase Agreement effective July 13, 2007 (the “Wets Agreement”) and a Dry Workflow Purchase Agreement effective December 16, 2008 (the “Dry Agreement”) (hereinafter collectively referred to as the “Original Agreements”).

WHEREAS, the Original Agreements, either individually or in combination, were subsequently
amended by an Addendum effective Dec. 21, 2007     (“Amendment Number 1”), and
amended by an Amendment effective Dec. 16, 2008     (“Amendment Number 2”), and
amended by a Supplement effective Mar. 16, 2009     (“Amendment Number 3”), and
amended by a Modification effective Aug. 27, 2010     (“Amendment Number 4”), and
amended by an amendment effective Mar. 3, 2011         (“Amendment Number 5”), and
amended by an amendment effective Oct. 27, 2011         (“Amendment Number 6”), and
amended by an amendment effective Oct. 27, 2011         (“Amendment Number 7”), and
amended by an amendment effective Dec. 31, 2012        (“Amendment Number 8”), and
amended by an amendment effective Mar. 22, 2013        (“Amendment Number 9”).

(the Original Agreements as modified by the Amendments Numbered 1 through 9 hereinafter collectively referred to as the “Tools Agreement”)

WHEREAS ATMI has certain tools installed and operational at various ATMI locations;

WHEREAS ATMI and IMI wish to modify the terms of the Tools Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ATMI and IMI agree to modify the terms of the Tools Agreement by this amendment (hereinafter “Amendment 10”) as set forth below.

1.	DEFINITIONS

1.1	Capitalized Terms All capitalized terms not defined herein shall have the meanings given them in the Original Agreements, as applicable.

1.2	Amendment 10 Period means the period beginning on January 1, 2014 and ending on December 31, 2014.

2.	EFFECTIVE DATE
This Amendment 10 shall have an effective date of January 1, 2014.

3.	FEES FOR LICENSES TO THE TOOLS

3.1
For the F-20 tool located in Taiwan, in exchange for a payment of [***], IMI hereby grants and ATMI hereby accepts a license under IMI’s rights in the F-20 tool in accordance with the terms of the Wets Agreement.

3.2
For the F-20 tool located in Connecticut, in exchange for a payment of [***], IMI hereby grants and ATMI hereby accepts a license under IMI’s rights in the F-20 tool in accordance with the terms of the Wets Agreement. All the licenses granted to ATMI above shall be non-exclusive and shall be valid for the Amendment 10 Period.

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Amendment No. 10 to Wets Workflow Purchase Agreement and Dry Workflow Purchase Agreement

3.3	No later than Dec. 31, 2013, ATMI shall issue a non-cancellable purchase order for the aforementioned licenses.

3.4
For the avoidance of doubt, ATMI shall not have any license to use the F-10 tool located in Connecticut, the F-20 tool located in Japan, the AP-30 tool located in San Jose, CA and the F-30 tools located in Taiwan and Connecticut.

4.	PRE-EXISTING LICENSES AND MAINTENANCE

4.1
Nothing in this Amendment 10 modifies the rights and obligations of each party with respect to the licenses and associated fees for the S-80 tool (Informatics), the F-20 tool and the P-30 tool located in Korea as well as the HPC Site License for all locations as provided in Section 3.1 of Amendment Number 7. For the avoidance of doubt, in accordance with Section 3.1 of Amendment 7, the following amounts are due and payable no later than December 15, 2013 -

a.    Informatics        [***]
b.    F20            [***]
c.    P30            [***]
d.    HPC Site License    [***]

5.	MAINTENANCE FEES

5.1
Except for IMI’s obligation to provide maintenance and support for the Informatics and F 20 tool in Korea, IMI has no obligation and is not responsible for the maintenance or support of any ATMI tools.

5.2	For any maintenance or support services required by ATMI, IM shall quote and ATMI shall pay separately for such services.

6.	ROYALTY PAYMENTS

6.1
In addition to the payments above, ATMI shall continue to owe volume-based Royalties to IMI on the sale of Products as such terms are defined in Section 6.1 of the Wets Agreement and Section 6.1 of the Dry Agreement (“Terms”).

6.2
Notwithstanding the Terms, for the Amendment 10 Period, ATMI shall make a quarterly minimum Royalties payment of [***] U.S. Dollars, the “Quarterly Minimum Payment”) no later than the fifteenth day of the last month of each quarter. If the Quarterly Minimum Payment exceeds the volume-based royalties which would otherwise be owed to IMI by ATMI based on actual ATMI revenues (as reported to IMI by ATMI pursuant to Section 5.5 of the Alliance Agreement, Section 6.4 of the Wets Agreement and Section 6.4 of the Dry Agreement (the “ATMI Quarterly Reports”)), then the difference will be credited to the next quarterly payment that is in excess of the Quarterly Minimum Payment. ATMI agrees to provide the ATMI Quarterly Reports to IMI on a timely basis, but at no time later than thirty (30) days after the end of each quarter. In addition, ATMI shall provide at the time of providing the ATMI Quarterly Reports a non-binding forecast for the Royalties expected to be paid by ATMI per quarter for the remainder of the Amendment 10 Period. If the payments owed by ATMI as part of the volume-based Royalties on the sale of Products during a quarter exceed the Minimum Amount for such quarter, ATMI shall make the remaining excess payments no later than the fifteenth day of the last month of the following quarter.

7.	REMOVE RESTRICTIONS ON IMI AND CERTAIN ATMI RIGHTS

7.1
Sections 4.1 (Services Restrictions on IMI), 4.2 (Workflow Restrictions on IMI), 4.3 (Preferred Material Supplier) of Amendment No. 1 (and any modifications of these sections in subsequent amendments) are deleted in their entirety.

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment No. 10 to Wets Workflow Purchase Agreement and Dry Workflow Purchase Agreement

7.2	The list of Strategic Accounts is deleted in its entirety.

7.3	The list of Strategic Fields is deleted in its entirety.

7.4	Section 4.13.2 of Wets Workflow Agreement is deleted in its entirety.

8.	REMOVAL OF AP-30 TOOL LOCATED IN SAN JOSE; STORAGE FEES

8.1
ATMI agrees to remove the AP-30 tool (the “AP-30 Tool”) located in IMI’s San Jose, California facilities (the “Facilities”) by no later than January 31, 2014. ATMI shall be responsible for the costs of removing the AP-30 tool, and IMI shall provide ATMI with reasonable assistance and access to the Facilities to facilitate ATMI’s removal of the AP-30 Tool. If the AP-30 Tool is not removed from the Facilities by January 31, 2014, ATMI agrees to pay IMI a daily storage of [***] per day for each day the AP-30 Tool remains in the Facilities.

9.	MISCELLANEOUS
This Amendment shall be deemed to be incorporated into the Tools Agreement and made a part thereof. All references to the Tools Agreement in any other document shall be deemed to refer to the Tools Agreement as modified by this Amendment. Except as modified by this Amendment, all of the terms and conditions of the Tools Agreement shall remain in full force and effect. In the event that the terms of this Amendment conflict with the terms of the Tools Agreement, the terms of this Amendment shall control.

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Amendment No. 10 to Wets Workflow Purchase Agreement and Dry Workflow Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

Intermolecular, Inc.            Advanced Technology Materials, Inc.

By: /s/David E. Lazovsky            By: /s/Douglas Neugold

Name: David E. Lazovsky            Name: Douglas Neugold

Title: President and CEO            Title: Chairman, CEO & President

Date: December 30, 2013            Date: December 20, 2013

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